EXHIBIT 10.53

            FIRST AMENDMENT TO PURCHASE AND SALE OF ASSETS AGREEMENT

               THIS FIRST AMENDMENT TO PURCHASE AND SALE OF ASSETS AGREEMENT (this "Amendment") is executed and delivered as of January 1, 1998, among U S LIQUIDS NORTHEAST, INC., a Delaware corporation ("Buyer"); U S LIQUIDS INC., a Delaware corporation ("Parent"); SUBURBAN WASTEWATER SERVICES INC., a Massachusetts corporation ("Seller"); and GLENN A. PRATT ("Pratt"), JAMES D. BAIRD, PETER J. COLLINS AND JOHN J. BAILEY ("Bailey") its sole stockholders ("Stockholders").

               WHEREAS, Buyer, Seller and Stockholders entered into that certain Purchase and Sale of Assets Agreement dated as of January 1, 1998 (the "Purchase Agreement"); and

               WHEREAS, Buyer, Seller and Stockholders are desirous of amending the Purchase Agreement;

               NOW, THEREFORE, in consideration of Ten Dollars ($10), the mutual promises and covenants herein contained and other good and valuable consideration, received to the full satisfaction of each of them, the parties hereby agree as follows:

               1. The following shall be inserted as Section 2.5 of the Purchase
Agreement:

               SECTION 2.5 ADDITIONAL PURCHASE PRICE. In addition to the consideration payable pursuant to Section 2.1 and Section 2.4 above, Parent will pay on the Closing Date additional consideration equal to 20,000 shares of Parent Stock to Pratt and 20,000 shares of Parent Stock to Bailey.

               2. Section 2.2 of the Purchase Agreement shall be deleted in its entirety and the following inserted in lieu thereof:

               SECTION 2.2 AGREED VALUE OF PARENT STOCK. For purposes of Section 2.1, the "Agreed Value" per share of Parent Stock shall be the average of the closing prices of a share of the only class of common stock of Parent, $.01 par value per share, on the American Stock Exchange as reported in THE WALL STREET JOURNAL for the following trading days:
        December 24, 1997; December 26, 1997; December 29, 1997; December 30, 1997; and December 31, 1997, adjusted for any stock splits, stock dividends and other capital changes between the first date of the valuation period and the date of issuance. For purposes of Section 2.4, the "Agreed Value" per share of Parent Stock shall be the average of the closing prices of a share of the only class of common stock of Parent, $.01 par value per share, on the American Stock Exchange as reported in THE WALL STREET JOURNAL for the five trading days immediately prior to the date of issuance, adjusted for any stock splits, stock dividends and other capital expenditures between the first date of the valuation period and the date of issuance.

               3. This Amendment shall be deemed to form a part of and shall be construed in connection with and as part of the Purchase Agreement. Except as hereinbefore expressly amended, all of the other terms, covenants and conditions contained in the Purchase Agreement
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shall continue to remain unchanged and in full force and effect and are hereby ratified and confirmed. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

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               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                            BUYER:
                                            U S LIQUIDS NORTHEAST, INC.


                                            By:    __________________________
                                            Its:   __________________________


                                           PARENT:
                                           U S LIQUIDS INC.

                                            By:    __________________________
                                            Its:   __________________________


                                            SELLER:

                                            SUBURBAN WASTEWATER SERVICES, INC.
                                            (EIN:  04-3287019)


                                            By:    ___________________________
                                            Its:   ___________________________


                                           STOCKHOLDERS:

                                            _______________________________
                                            Glenn A. Pratt
                                            (SSN:  ###-##-####)

                                            _______________________________
                                            James D. Baird
                                            (SSN:  ###-##-####)

                                            _______________________________
                                            Peter J. Collins
                                            (SSN:  ###-##-####)

                                            _______________________________
                                            John J. Bailey
                                            (SSN:  ###-##-####)